Supplement to the
Fidelity® Advisor New Insights Fund
Institutional Class
February 28, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 8.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

ANIFI-04-02 October 30, 2004
1.790574.102